FCF P-1 03/09

SUPPLEMENT DATED MARCH 10, 2009
TO THE PROSPECTUS DATED FEBRUARY 1, 2009
OF
Franklin Custodian Funds
(Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund,
Franklin U.S. Government Securities Fund, Franklin Utilities Fund)

The Prospectus is amended as follows:
For the Franklin Income Fund, the following paragraph is added to the section entitled “Choosing a Share Class – Retirement Plans,” that begins with “Class R shares are available to the following investors:”
•   Insurance company separate accounts supporting variable annuities that are an investment option under individual retirement accounts, variable annuities that themselves qualify as individual retirement annuities, and variable annuities used to fund Employer Sponsored Retirement Plans, provided that the insurance company has entered into an agreement with Distributors authorizing the sale of Fund shares.

Please keep this supplement for future reference.